UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

                       FORM 8 - K

                      CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report November 13, 1997


   COMMISSION FILE NO. 0-24812


                 BRASSIE GOLF CORPORATION
------------------------------------------------------------------------
  (Exact name of registrant as specified in its charter)


               DELAWARE                       56-1781650
--------------------------------   -----------------------------

  (State or other jurisdiction (I.R.S. Employer Identification No.) incorporation or organization)

        One Tampa City Center, Suite 2550, Tampa, FL 33602
------------------------------------------------------------------------------
             (Address of principal executive offices)


                          (813) 222-0611
------------------------------------------------------------------------------
       (Registrant's telephone number, including area code)


Check whether the registrant:  (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes |X| No |_|

                   BRASSIE GOLF CORPORATION

                         FORM 8 - K

                       TABLE OF CONTENTS




Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets...Page 3

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events - None

Item 6.  Resignations of Registrant's Directors - None

Item 7.  Financial Statements and Exhibits.........Page 3


Signatures.........................................Page 7


Exhibit 2.1
Asset Purchase Agreement dated November 13, 1997
between The Gauntlet at St.James, Inc. and The
Gauntlet at St. James Plantation, LLC..............Page 8

ITEM 2.  Acquisition or Disposition of Assets

The Company, through its subsidiary The Gauntlet at St. James, Inc., has disposed of its golf course known as The Gauntlet at St. James ("St. James") through an asset sale.

On November 13, 1997, the Company sold St. James to The Gauntlet at St. James Plantation, LLC, based in North Carolina. The P.B. Dye designed golf course located in Southport, N.C. was sold for $2,950,000 in cash.

Item 7.  Financial Statements and Exhibits

              Financial Statements

                   BRASSIE GOLF CORPORATION
        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                    SEPTEMBER 30, 1997
                       (Unaudited)

The following unaudited pro forma condensed consolidated balance sheet is presented as if St. James were sold on September 30, 1997 and should be read in conjunction with the pro forma condensed consolidated statements of operations by the Company for the nine months ended September 30, 1997 and for the year ended December 31, 1996, the consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-KSB for the year ended December 31, 1996 and the unaudited financial statements and related notes of the Company included in its Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997. The pro forma condensed consolidated balance sheet is unaudited and is not necessarily indicative of the actual financial position of the Company had the transaction actually occurred on September 30, 1997 nor does it represent the future financial condition of the Company.

                                         Brassie Golf                            Brassie Golf
                                          Combining                              Combining
                                          Historical          St. James          Pro Forma

                                      ------------------  --------------------   --------------

Current assets:
  Cash                                      $    142,869        $    100,000      $   242,869
  Marketable equity securities                    39,912                               39,912
  Accounts and notes receivable                  407,058            (47,033)          360,025
  Inventories and other current assets           234,849           (131,177)          103,672
                                            ------------         -----------         --------
Total current assets                             824,688            (78,210)          746,478



Equity investments in subsidiaries               116,318                              116,318
Property and equipment, net                   10,342,852         (4,969,348)        5,373,504
Accounts receivable from related                 476,471                              476,471
parties
Intangible assets, net                           758,197            (95,472)          662,725
                                      ------------------ -------------------         --------
Total assets                                $ 12,518,526 $        (5,143,030)    $  7,375,496
                                      ================== ===================     ===============

                      BRASSIE GOLF CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                       SEPTEMBER 30, 1997
                          (Unaudited)

                                        Brassie Golf                              Brassie Golf
                                         Combining                                Combining Pro
                                       Historical (a)          St. James(b)          Forma

                                     -------------------    ------------------ -----------------

Liabilities And Shareholders Equity:
  Accounts payable and accrued
  expenses                                      $ 620,336         $(147,582)    $   472,754
  Accrued interest payable                        252,067           (35,938)        216,129
  Income tax payable                              189,712                           189,712
  Mortgages and notes payable                   8,410,813        (2,872,826)      5,537,987
  Accrued discount on convertible
  debentures                                      570,494                           570,494
  Minority interest payable                       111,684          (111,684)


 Shareholders' Equity:
   Preferred Stock                                    281                               281
   Common Stock                                    29,520                            29,520
   Additional paid-in capital                  25,974,396                        25,974,396
   Accumulated deficit                       (23,554,641)        (1,975,000)    (25,529,641)
   Unrealized (loss) on investments                 (237)                              (237)
   Foreign currency translation
     adjustment                                  (85,899)                           (85,899)
                                      -------------------    ------------------ -----------------
Total shareholders' equity                      2,363,420        (1,975,000)         388,420
                                      -------------------    ------------------ -----------------
Total liabilities and shareholders'           $12,518,526       $(5,143,030)      $7,375,496
equity                                ===================    ================== =================



Notes to the unaudited pro forma condensed consolidated balance sheet:

(a) Represents the Company's historical balance sheet contained in the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997.
(b) Represents the historical balance sheet of St. James as of September 30, 1997, as adjusted for the Company's loss on the sale of assets.

                      BRASSIE GOLF CORPORATION
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                             (Unaudited)


The following unaudited pro forma condensed consolidated statement of operations is presented as if St. James were sold as of January 1, 1997 and should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company for the nine months ended September 30, 1997 and for the year ended
December 31, 1996, the consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-KSB for the year ended December 31, 1996 and the unaudited financial statements and related notes of the Company included in its Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997. The pro forma condensed consolidated statement of operations is unaudited and is not necessarily indicative of the actual operations of the Company had the transaction actually occurred on January 1, 1997, nor does it purport to represent the future operating results of the Company.

                                          Brassie Golf                                                Brassie Golf
                                          Combining                                 Pro Forma          Combining
                                          Historical(a)        St. James (b)     Adjustments (c)       Pro Forma
                                      ------------------    -----------------   -----------------   ---------------
Operating Revenues                        $    3,650,052    $     (1,505,893)                        $ 2,144,159
Operating Expenses                           (3,714,369)             984,904                          (2,729,465)
Depreciation & Amortization                    (543,398)             185,229                            (358,169)
                                      ------------------    -----------------   -----------------   ---------------
Operating Loss                                 (607,715)            (335,760)                            (943,475)

Interest Expense                               (560,494)             214,442                            (346,052)
Other Income (Expense)                           132,882              (1,312)        (1,975,000)      (1,843,430)
                                      ------------------    -----------------   -----------------   ---------------
Net Loss Before Extraordinary Items   $      (1,035,327)    $       (122,630)   $    (1,975,000)      (3,132,957)
                                      ==================    =================   =================   ===============
Net Loss Per Share Before
  Extraordinary Item                  $            (.04)                                            $       (.11)
                                      ===================                                           ===============
Weighted Average Shares Outstanding           28,587,800                                               28,587,800
                                      ===================                                           ===============


Notes to the Unaudited pro forma condensed consolidated statement of operations

(a) Represents the Company's historical statement of operations contained in its quarterly report on form 10-QSB for the nine months ended September 30, 1997.
(b) Reflects the historical statement of operations of St. James for the nine months ended September 30, 1997.
(c)  Reflects the Company's loss on the sale of St. James.

                      BRASSIE GOLF CORPORATION
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1996

The following unaudited pro forma condensed consolidated statement of operations is presented as if St. James were sold as of January 1, 1996 and should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company for the nine months ended September 30, 1997 and for the year ended December 31,1996, the consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-KSB for the year ended December 31, 1996 and the unaudited financial statements and related notes of the Company included in its Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997. The pro forma condensed consolidated statement of operations is unaudited and is not necessarily indicative of the actual operations of the Company had the transaction occurred on January 1, 1996, nor does it purport to represent the future operations of the Company.

                                          Brassie Golf                                           Brassie Golf
                                           Combining                             Pro Forma        Combining
                                           Historical(a)        St. James (b)   Adjustments(c)    Pro Forma

                                       ------------------   ------------------- ------------   ----------------
Operating Revenues                     $       5,231,902   $     (2,101,096)                   $    3,130,806
Operating Expenses                            (5,963,114)         1,330,611                        (4,632,503)
Depreciation & Amortization                   (1,042,891)           226,327                          (816,564)
Writedown of Goodwill                         (4,050,000)                                          (4,050,000)
                                       ------------------   ------------------- ------------   ----------------
Operating Loss                                (5,824,103)          (544,158)                       (6,368,261)

Interest Expense                              (2,316,301)           325,575                       (1,990,726)
Other Income (Expense)                          (485,328)            (2,263)     (1,975,000)       (2,462,591)
                                        -----------------   -----------------   ------------   ----------------
Net Loss Before Extraordinary Item      $      (8,625,732) $       (220,846)    $(1,975,000)   $   (10,821,578)
                                        =================   =================   ============   ================
Net Loss Per Share Before
Extraordinary Item                      $           (.43)                                      $          (.54)
                                        =================                                      ================
Weighted Average Shares Outstanding            20,005,900                                            20,005,900
                                        =================                                      ================

Notes to the unaudited pro forma condensed consolidated statement of operations.

(a) Represents the Company's historical statement of operations contained in its Annual Report on From 10-KSB for the year ended December 31, 1996.
(b) Reflects the historical statement of operations of St. James for the year ended December 31, 1996.
(c) Reflects the Company's loss on the sale of St.James.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                                   BRASSIE GOLF CORPORATION


                                By: /s/ Stephen A. Tucker
                                -------------------------
                                   Stephen A. Tucker
                   Principal Financial and Accounting Officer

Date: November 26, 1997

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